UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) 9 December 2021
AIR PRODUCTS AND CHEMICALS, INC.
(Exact name of registrant as specified in charter)

Delaware	001-04534	23-1274455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1940 Air Products Boulevard
Allentown, Pennsylvania 18106-5500
(Address of principal executive offices and Zip Code)
(610) 481-4911
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	APD	New York Stock Exchange
1.000% Euro Notes due 2025	APD25	New York Stock Exchange
0.500% Euro Notes due 2028	APD28	New York Stock Exchange
0.800% Euro Notes due 2032	APD32	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 under the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
As previously announced on 4 November 2021, the Company reorganized its industrial gas segments effective 1 October 2021 and will report results under the following five reporting segments beginning in the first quarter of fiscal year 2022:
•Industrial Gases – Americas;
•Industrial Gases – Asia;
•Industrial Gases – Europe;
•Industrial Gases – Middle East; and
•Corporate and other

The reorganization reflects the separation of our former Industrial Gases – EMEA segment into two separate reporting segments: Industrial Gases – Europe; and Industrial Gases – Middle East. In connection with this reorganization, the results of an affiliate formerly reflected in the Industrial Gases – Asia segment will now be reported in the Industrial Gases – Middle East segment. In addition, the results of our former Industrial Gases – Global reporting segment will be reflected in the Corporate and other segment. Except for the Corporate and other segment, each reporting segment will meet the definition of an operating segment and will not include the aggregation of multiple operating segments. Our Corporate and other segment will include the aggregation of three operating segments that meet the aggregation criteria under GAAP. These changes in the segment structure affect the manner in which the results of our operating segments are reported and will have no impact on our previously reported consolidated financial statements or results of operations.

Beginning with our Quarterly Report on Form 10-Q for the first quarter of fiscal year 2022, segment results will be presented on a retrospective basis to reflect the reorganization.

The Company is issuing this Current Report on Form 8-K to provide historical financial information to investors that is comparable to the format in which results will be presented beginning in the first quarter of fiscal year 2022. Such segment reorganization and unaudited historical financial information is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This information is also being made available on our Investor Relations website at https://investors.airproducts.com/earnings.

The information provided is presented on a continuing operations basis. Certain financial measures provided are presented on an "adjusted," or "non-GAAP," basis to reflect supplemental financial information our management uses internally to evaluate the operating performance of our businesses. On a segment basis, these measures include adjusted EBITDA and adjusted EBITDA margin.
Item 9.01.  Financial Statements and Exhibits.
(d)     Exhibits

Exhibit No.	Description
99.1	Segment Reorganization and Unaudited Historical Financial Information.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc.
(Registrant)

Date: 9 December 2021	By:	/s/ Melissa N. Schaeffer
Melissa N. Schaeffer
Senior Vice President and Chief Financial Officer